Exhibit 99.1

Covanta Holding Corporation Announces

Pricing of Senior Notes due 2025

MORRISTOWN, N.J., March 2, 2017 – Covanta Holding Corporation (NYSE:CVA) (the “Company” or “Covanta”) today announced the pricing of its underwritten registered public offering of $400.0 million aggregate principal amount of senior notes due 2025 (the “Note Offering”). Interest on the notes is payable semiannually on January 1 and July 1, beginning on July 1, 2017; the notes will mature on July 1, 2025. The notes will be issued at 100% of par value, with a coupon of 5.875%. The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (“SEC”) on October 24, 2014, subject to certain closing conditions.

The Company intends to use the net proceeds of the Note Offering along with cash on hand and/or direct borrowings under Covanta Energy, LLC’s revolving credit facility to fund the redemption of all of its 7.25% Senior Notes due 2020 on April 3, 2017 (the “Redemption Date”) and to pay transaction fees and expenses and accrued interest. In the period between the closing of the Note Offering and the Redemption Date, the Company intends to use a portion of the net proceeds of the Note Offering to repay borrowings outstanding under Covanta Energy, LLC’s revolving credit facility in an amount up to $152 million and invest the remaining net proceeds in short-term interest-bearing accounts, securities or similar investments.

J.P. Morgan, BofA Merrill Lynch, Credit Agricole CIB, Citizens Capital Markets, Inc. and MUFG acted as joint bookrunning managers in the Note Offering. A copy of the prospectus supplement and prospectus relating to these securities may be obtained, when available, by contacting J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York, 11717, or by calling +1 (866) 803-9204.

This press release is for informational purposes only and is not an offer to buy or sell or the solicitation of an offer to buy or sell with respect to any securities. The Note Offering may be made only by means of a prospectus supplement and the accompanying prospectus filed with the U.S. Securities and Exchange Commission. The prospectus is part of a shelf registration statement that has become effective under the Securities Act of 1933, as amended. The Note Offering is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction or is otherwise prohibited. In addition, this press release does not constitute an offer to redeem or a solicitation of an offer to redeem the existing notes.

About Covanta

Covanta is a world leader in providing sustainable waste and energy solutions. Annually, Covanta’s modern Energy-from-Waste facilities safely convert approximately 20 million tons of waste from municipalities and businesses into clean, renewable electricity to power one million homes and recycle approximately 500,000 tons of metal. Through a vast network of treatment and recycling facilities, Covanta also provides comprehensive industrial material management services to companies seeking solutions to some of today’s most complex environmental challenges. For more information, visit covanta.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Private Securities Litigation Reform Act of

1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to, the risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include, but are not limited to: seasonal or long-term fluctuations in the prices of energy, waste disposal, scrap metal and commodities; Covanta’s ability to renew or replace expiring contracts at comparable prices and with other acceptable terms; adoption of new laws and regulations in the United States and abroad, including energy laws, environmental laws, tax laws, labor laws and healthcare laws; failure to maintain historical performance levels at Covanta’s facilities and its ability to retain the rights to operate facilities it does not own; Covanta’s ability to avoid adverse publicity or reputational damage relating to its business; advances in technology; difficulties in the operation of its facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, and weather interference and catastrophic events; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; limits of insurance coverage; Covanta’s ability to avoid defaults under its long-term contracts; performance of third parties under its contracts and such third parties’ observance of laws and regulations; concentration of suppliers and customers; geographic concentration of facilities; increased competitiveness in the energy and waste industries; changes in foreign currency exchange rates; limitations imposed by Covanta’s existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; the scalability of its business; restrictions in its certificate of incorporation and debt documents regarding strategic alternatives; failures of disclosure controls and procedures and internal controls over financial reporting; Covanta’s ability to attract and retain talented people; Covanta’s ability to utilize net operating loss carryforwards; general economic conditions in the United States and abroad, including the availability of credit and debt financing; and other risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Investor Contacts

Dan Mannes

1.862.345.5456

IR@covanta.com

Media Contact

James Regan

1.862.345.5216